Exhibit 10.1

AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

AMENDMENT NO. 3 (the “Amendment”), dated as of March 27, 2008, to the Forbearance Agreement (as amended, the “Agreement”)1 dated as of January 16, 2008 by and among Tekni-Plex, Inc. (the “Company”), each of the Company’s subsidiaries identified on the signature pages thereof (the “Subsidiaries”), the Holders of the Company’s 12 3/4% Senior Subordinated Notes due 2010 (the “Notes”) that were issued pursuant to that certain Indenture, dated as of June 21, 2000 (as supplemented on May 6, 2002, August 22, 2002, and April 25, 2005, the “Indenture”), that are signatories thereto (each a “Noteholder,” and collectively, the “Noteholders,” and together with the Company, the “Parties”) and U.S. Bank National Association, as successor indenture trustee (the “Indenture Trustee”) under the Indenture.

RECITALS

WHEREAS, the parties hereto are desirous of extending the Agreement on the terms set forth herein;

WHEREAS, the Noteholders continue to collectively hold not less than $286,650,000 in aggregate principal amount of the Notes, representing not less than 91% of the aggregate principal amount of the Notes that are outstanding, and not less than $178,275,000 in aggregate principal amount of the Second Lien Notes, representing not less than 64% of the aggregate principal amount of the Second Lien Notes that are outstanding.

[1] Each capitalized term used but not defined herein shall have the meaning ascribed to it in the Agreement (and to the extent not defined therein, the meaning ascribed to it in the Indenture).

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth in this Agreement, the Parties, each intending to be legally bound, agree as follows:

1. Forbearance.  Section 1(c) of the Agreement is hereby amended and restated in its entirety as follows:

“(c) As used herein, the term “Forbearance Period” shall mean the period beginning on January 17, 2008 and ending upon the occurrence of a Termination Event.  As used herein, “Termination Event” shall mean the earliest to occur of (i) 11:59 p.m. EST on May 13, 2008, (ii) 11:59 p.m. EST on April 1, 2008, unless by such time Paul, Weiss (as defined below) delivers to the Company a written notice stating that either (A) a term sheet (the “Restructuring Term Sheet”) memorializing the restructuring transaction agreed to in principle between holders of a majority in principal amount of the Notes and the Required Preferred Stockholders (as defined in the Company’s Certificate of Incorporation) on March 27, 2008, has been agreed to among the Company, holders of a majority in principal amount of the Notes, the Required Preferred Stockholders and the two holders of the Company’s common stock or (B) holders of a majority in principal amount of the Notes have agreed to extend the date set forth in this clause (ii) to a date specified in such written notice, (iii) 11:59 p.m. EST on April 15, 2008 if any required tender offer for the Notes shall not have been launched by such time, unless Paul, Weiss delivers to the Company a written notice stating that holders of a majority in principal amount of the Notes have agreed to extend the date set forth in this clause (iii) to a date specified in such written notice or waive compliance with this clause (iii), and (iv) four Business Days after the delivery by Paul, Weiss, as counsel to the Noteholder Group, to the Company and the Indenture Trustee of a written notice terminating the Forbearance Period (the “Termination Notice”), which notice may be delivered at any time but only upon or after the occurrence of any Forbearance Default (as defined below); provided, however, that notwithstanding the foregoing, this Agreement shall immediately terminate upon the occurrence of a Forbearance Default under subsection (H) below, without the need for delivery of the Termination Notice or any other notice.  As used herein, the term “Forbearance Default” shall mean: (A) the valid acceleration of obligations arising under (i) the 8 3/4% Senior Secured Notes due 2013 (the “Second Lien Notes”) issued pursuant to that certain indenture dated as of November 21, 2003 (the “Second Lien Indenture”); (ii) the 10 7/8 % Senior Secured Notes due 2012 (the “First Lien Notes”) issued pursuant to that certain indenture dated as of June 10, 2005 (the “First Lien Indenture”); or (iii) the Credit Agreement dated as of June 10, 2005, between the Company, as borrower, Citicorp USA, Inc. as administrative agent, General Electric Capital Corporation as syndication agent, and the lenders and issuers party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); (B) the Company’s payment of or entry into an agreement to pay the fees or expenses of any ad-hoc group of holders of First Lien Notes or Second Lien Notes (other than the Noteholder Group); (C) the failure of the Company and the Required Preferred Stockholders, after four business days’ written notice from Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”, together with Houlihan, Lokey, Howard & Zukin Capital, Inc. (“Houlihan Lokey”), the “Advisors”) as counsel to the Noteholder Group alleging such a failure, to engage in good faith efforts to negotiate, document and consummate the transactions contemplated by the Restructuring Term Sheet, which determination shall be made by the holders of a majority in principal amount of the Notes in good faith and their reasonable discretion; (D) the failure of the Company, after four business days’ written notice from Paul Weiss alleging such a failure, to engage in good faith efforts to produce documentation and due diligence materials reasonably requested by the Advisors, which determination shall be made by the holders of a majority in principal amount of the Notes in good faith and their reasonable discretion; (E) the occurrence of any Event of Default other than the Interest Default; (F) the failure of the Company to comply with any material term, condition, covenant or agreement set forth in this Agreement; (G) the failure of any representation or warranty made by the Company under this Agreement to be true and correct in all material respects as of the date when made; (H) the commencement by or against the Company or any Subsidiary that is a Significant Subsidiary as defined in the Indenture of a case under title 11 of the United States Code; (I) the Company engages in any material asset sales (other than the disposition of inventory), material sale-leaseback, or material financing transaction (including any increase in commitment under the Credit Agreement) without the consent of a majority in principal amount of the Notes held by the Noteholder Group; (J) the Company pays any management, sponsor or consulting fees to its preferred stockholders or their affiliates; or (K) from and after February 14, 2008, the Company enters into any material amendment, restatement, supplement or modification to or under the Credit Agreement without the consent of a majority in principal amount of the Notes held by the Noteholder Group (except to the extent that such requirement that the Company obtain such consent would violate Section 6.8 of the Credit Agreement).”

2. Effectiveness.  This Amendment shall become effective upon execution and delivery of counterparts of this Agreement by the Noteholders (other than Barclays Bank, PLC, provided that (i) this Amendment shall not be binding on Barclays Bank, PLC and (ii) all references to the “Noteholders” or the “Noteholder Group” herein or in the Agreement shall be deemed to exclude Barclays Bank, PLC, in each case unless and until the Amendment is executed and delivered by such party), the Company and the Subsidiaries.  This Amendment shall be effective as to the Noteholders, the Company and the Subsidiaries in accordance with Section 2 hereof regardless of whether the Indenture Trustee executes this Agreement.  This Amendment shall be effective as to the Indenture Trustee upon the Indenture Trustee becoming a signatory hereto.

3. Representations, Warranties and Covenants.

(a) The Company and the Subsidiaries represent, warrant and covenant as follows:

(i) Except for the Interest Default, no other Default or Event of Default has occurred and is continuing.

(ii) The execution, delivery and performance by the Company and the Subsidiaries of this Agreement:

(1) are within their corporate powers;

(2) have been duly authorized by all necessary corporate action;

(3) do not and will not (A) contravene their certificate of incorporation or by-laws or limited partnership or other constituent documents, (B) violate any (i) applicable material requirement of law or (ii) material order or decree of any governmental authority or arbitrator applicable to them, (C) materially conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material contractual obligation of the Company or the Subsidiaries, or (D) result in the creation or imposition of any material lien or encumbrance upon any of the material property of the Company or the Subsidiaries; and

(4) do not and will not require the consent of, authorization by, approval of any governmental authority.

(b) The Noteholders represent as follows:

(i) As of the date hereof, based on the representations of each of the individual Noteholders, the Noteholders, in the aggregate, hold, with all rights, including without limitation the right to vote, not less than $286,650,000 in principal amount of the Notes, representing not less than 91% of the aggregate principal amount of the Notes outstanding.

(ii) As of the date hereof, based on the representations of each of the individual Noteholders, the Noteholders, in the aggregate, hold, with all rights, including without limitation the right to vote, not less than $178,275,000 in principal amount of the Second Lien Notes, representing not less than 64% of the aggregate principal amount of the Second Lien Notes outstanding.

4. Ratification of Liability.  The Company and its Subsidiaries hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under the Indenture.

5. Complete Integration; Amendments.  This Amendment, together with the Agreement – which remains in full force and effect except as expressly modified by this Amendment – constitutes the full and final agreement between the Parties with respect to the subject matter hereof, and may not be modified or amended except by a written instrument, signed by each of the Parties, expressing such amendment or modification.  The Parties warrant, promise and represent that in executing this Amendment, each Party is not relying upon any oral representation, promise or statement made by any other Party hereto and that each Party is not relying upon any promise, statement or representation contained in any other written instrument.

6. No Other Amendments; Reservation of Rights, No Waiver.  Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of the Noteholders or the Indenture Trustee, as applicable, under the Indenture or applicable law, nor shall the entering into this Amendment preclude the Noteholders from refusing to enter into any further amendments or forbearances with respect to the Indenture.  Other than as expressly provided herein, this Amendment shall not constitute a forbearance with respect to (i) any failure by the Company to comply with any covenant or other provision in the Indenture or (ii) the occurrence or continuance of any present or future Event of Default.

7. Counterparts/Facsimile Transmission.  This Amendment may be signed in counterparts, each of which, when taken together, shall be deemed an original.  Execution of this Amendment is effective if a signature is delivered by facsimile transmission or electronic (e.g., “pdf”) transmission.

8. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Parties hereto and each of their respective successors, assigns, heirs and personal representatives.

9. Authority.  Any person signing this Amendment in a representative capacity (i) represents and warrants that he/she is authorized to sign this Amendment on behalf of the Party he/she represents and that his/her signature upon this Amendment will bind the represented Party to the terms of this Amendment, and (ii) acknowledges that the other Party to this Amendment has relied upon such representation and warranty.

10. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its choice of law provisions.

11. Direction to Indenture Trustee.  The Noteholders’ agreement to forbear as provided in the Agreement as amended by this Amendment shall constitute a direction from such Noteholders to the Indenture Trustee to similarly forbear during the Forbearance Period as extended hereby.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

TEKNI-PLEX, INC.

By:	/s/ James E. Condon
Name:	James E. Condon
Title:	Chief Financial Officer

SUBSIDIARIES

PURETEC CORPORATION
NATVAR HOLDINGS, INC.
TRI-SEAL HOLDINGS, INC.
PLASTIC SPECIALTIES AND TECHNOLOGIES, INC.
BURLINGTON RESINS, INC.
PLASTIC SPECIALTIES AND TECHNOLOGIES
INVESTMENTS, INC.
DISTRIBUTORS RECYCLING, INC.
TPI ACQUISITION SUBSIDIARY, INC.
TP/ELM ACQUISITION SUBSIDIARY, INC.,

collectively, as Guarantors

By:	/s/ James E. Condon
Name:	James E. Condon
Title:	Chief Financial Officer

THE NOTEHOLDERS

AVENUE INVESTMENTS, L.P.

By:	Avenue Partners, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE-CDP GLOBAL OPPORTUNITIES FUND, L.P.

By:	Avenue Global Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.

By:	Avenue International Master GenPar, Ltd., its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE SPECIAL SITUATIONS FUND IV, L.P.

By:	Avenue Capital Partners IV, LLC, its General Partner
By:	GL Partners IV, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

AVENUE SPECIAL SITUATIONS FUND V, L.P.

By:	Avenue Capital Partners V, LLC, its General Partner
By:	GL Partners V, LLC, its General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

GLENVIEW CAPITAL MANAGEMENT, LLC, as investment adviser for GCM Little Arbor Partners, L.P., GCM Little Arbor Institutional Partners, L.P., and GCM Little Arbor Master Fund, Ltd.
By:	/s/ Purvi Shah Goor
Name:	Purvi Shah Goor
Title:	Deputy General Counsel

MORGAN STANLEY & CO., INC

By:	/s/ Andrew Brenner
Name:	Andrew Brenner
Title:	Managing Director

OCM OPPORTUNITIES FUND V, L.P.

By:	OCM Opportunities Fund V GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

OCM OPPORTUNITIES FUND VI, L.P.

By:	OCM Opportunities Fund VI GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

OCM OPPORTUNITIES FUND VII, L.P.

By:	OCM Opportunities Fund VII GP, L.P.
Its:	General Partner

By:	OCM Opportunities Fund VII GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Managing Director

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P. OCM PRINCIPAL OPPORTUNITIES FUND IIIA, L.P.

By:	OCM Opportunities Fund III GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	General Partner

By:	/s/ Skardon F. Baker
Name:	Skardon F. Baker
Title:	Managing Director

By:	/s/Aaron Bendikson
Name:	Aaron Bendikson
Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM Opportunities Fund IV GP, L.P.
Its:	General Partner

By:	OCM Opportunities Fund IV GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Skardon F. Baker
Name:	Skardon F. Baker
Title:	Managing Director

By:	/s/Aaron Bendikson
Name:	Aaron Bendikson
Title:	Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name:	Kenneth Liang
Title:	Managing Director

By:	/s/ Robert O’Leary
Name:	Robert O’Leary
Title:	Senior Vice President